          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 3, 2004
                                                     REGISTRATION NO. 333-110485

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

                  ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.
                                ACE GAMING, LLC
          (Exact name of each registrant as specified in its charter)

           DELAWARE                     7011                    54-2131349
          NEW JERSEY                    7011                    54-2131351
(State or Other Jurisdiction     (Primary Standard          (I.R.S. Employer
      of Incorporation        Industrial Classification   Identification Number)
      or Organization)                                         Code Number)

                            C/O SANDS HOTEL & CASINO
                         INDIANA AVENUE & BRIGHTON PARK
                         ATLANTIC CITY, NEW JERSEY 08401
                                 (609) 441-4000
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)
                                PATRICIA M. WILD
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            C/O SANDS HOTEL & CASINO
                         INDIANA AVENUE & BRIGHTON PARK
                         ATLANTIC CITY, NEW JERSEY 08401
                                 (609) 441-4432
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 --------------

                                 WITH A COPY TO:
                               JOEL A. YUNIS, ESQ.
                               WAYNE A. WALD, ESQ.
                          KATTEN MUCHIN ZAVIS ROSENMAN
                               575 MADISON AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 940-8800

                                 --------------

Approximate date of commencement of proposed sale to the public: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT IS DECLARED EFFECTIVE AND THE CONDITIONS TO THE CONSUMMATION OF THE OFFER DESCRIBED HEREIN HAVE BEEN SATISFIED OR, TO THE EXTENT PERMITTED, WAIVED.

                                 --------------

         If any of the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                                 --------------

THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

                                 --------------

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL, NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

================================================================================

                                Explanatory Note

         This Post-Effective Amendment No. 5 to Registration Statement 333-110485 is filed in accordance with the undertakings of the Registrants contained in Item 22 to the Registration Statement. The purpose of this Post-Effective Amendment No.5 is to include Exhibits 4.4, 4.6, 4.7 and 10.1, as revised, and Exhibits 4.5, 4.8, 10.2, 10.3 and 10.4.

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

a.  Exhibits

    Exhibit
    Number                         Description of documents
    ------                         ------------------------

     3.1** Certificate of Incorporation of Atlantic Coast Entertainment Holdings, Inc., filed October 31, 2003 (Incorporated herein by reference to Annex A to the proxy statement and prospectus, which is a part of this registration statement).

     3.2**     Certificate of Formation of ACE Gaming, LLC, filed November 5,
               2003.

     3.3** By-Laws of Atlantic Holdings (Incorporated herein by reference to Annex B to the proxy statement and prospectus, which is a part of this registration statement).

     4.1**     Specimen form of Atlantic Holdings' Common Stock certificate.

     4.2** Operating Agreement of ACE Gaming, dated November 5, by Atlantic Holdings.

     4.3** Amended and Restated Indenture, dated as of October 12, 2001, among GB Property Funding Corp., as issuer, GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc., as guarantors, and Wells Fargo Bank Minnesota, National Association, as trustee (Incorporated herein by reference to Annex E to the proxy statement and prospectus, which is a part of this registration statement).

     4.4 Amendment No.1 to Amended and Restated Indenture, dated as of July 22, 2004, among GB Property, as issuer, GB Holdings and Greate Bay Hotel, as guarantors, and Wells Fargo Bank, National Association, as trustee, and Form of Second Amended and Restated Indenture, dated as of July 22, 2004, among GB Holdings, as obligor, and Wells Fargo Bank, National Association, as trustee.

     4.5 Second Amended and Restated Indenture, dated as of July 22, 2004, among GB Holdings, as obligor, and Wells Fargo Bank, National Association, as trustee.

     4.6 Indenture, dated as of July 22, 2004, among Atlantic Holdings, as issuer, ACE Gaming, as guarantor, and Wells Fargo Bank, National Association, as trustee.

     4.7 Warrant Agreement, dated as of July 22, 2004, between Atlantic Holdings and American Stock Transfer and Trust Company.

     4.8 Registration Rights Agreement, dated as of July 22, 2004, between Atlantic Holdings and the Signatories listed therein.

     5.1**     Opinion of Katten Muchin Zavis Rosenman.

     8.1**     Form of Tax Opinion of Katten Muchin Zavis Rosenman.

    10.1 Contribution Agreement, dated as of July 22, 2004, among GB Holdings, Greate Bay Hotel, Atlantic Holdings and ACE Gaming

    10.2 Pledge and Security Agreement, dated as of July 22, 2004, among Atlantic Holdings, ACE Gaming and certain subsidiaries of Atlantic Holdings, as Guarantor, and Wells Fargo Bank, National Association, as trustee.

    10.3 Assignment of Leases, dated as of July 22, 2004, between ACE Gaming and Wells Fargo Bank, National Association.

    10.4 Mortgage, Fixture Filing and Security Agreement, dated as of July 22, 2004, between ACE Gaming and Wells Fargo Bank, National Association.

    10.5** Commitment Letter from Ealing Corp. to GB Holdings, dated as of January 30, 2004.

    10.6**     Letter from GB Holdings to Ealing Corp. dated as of March 23,
               2004.

    10.7**     Letter from GB Holdings to Ealing Corp. dated as of April 20,
               2004.

    12.1**     Statement regarding computation of ratios.

    21.1**     List of Subsidiaries of Atlantic Holdings.

    23.1**     Consent of Independent Registered Public Accounting Firm.

    23.2**     Opinion of Katten Muchin Zavis Rosenman (included in Exhibit
               5.1).

    24.1**     Powers of Attorney.

    99.1** Opinion of Libra Securities, LLC (Incorporated herein by reference to Annex H to the proxy statement and prospectus, which is a part of this registration statement).

--------------

**     Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlantic City, New Jersey, on August 3, 2004.

                                     ATLANTIC COAST ENTERTAINMENT HOLDINGS, INC.

                                     By: /s/ RICHARD P. BROWN
                                         ---------------------------------------
                                         Name: RICHARD P. BROWN
                                         Title: Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on August 3, 2004.

         SIGNATURE                                       TITLE

   /s/ RICHARD P. BROWN                    Chief Executive Officer (Principal
---------------------------                        Executive Officer)
     RICHARD P. BROWN

     /s/ DENISE BARTON                             Vice President and
---------------------------                     Chief Financial Officer
       DENISE BARTON

    /s/ MARTIN HIRSCH*                                  Director
---------------------------
       MARTIN HIRSCH

  /s/ JOHN P. SALDARELLI*                               Director
---------------------------
    JOHN P. SALDARELLI

  /s/ MICHAEL L. ASHNER*                                Director
---------------------------
     MICHAEL L. ASHNER

     /s/ HAROLD FIRST*                                  Director
---------------------------
       HAROLD FIRST


/s/ AUGUSTE E. RIMPEL, JR.*                             Director
---------------------------
  AUGUSTE E. RIMPEL, JR.



--------------------------------------------------------
*By:   /s/ RICHARD P. BROWN
       -------------------------------------------------
       RICHARD P. BROWN, as Attorney-in-Fact

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Atlantic City, New Jersey, on August 3, 2004.

                                               ACE GAMING, LLC
                                               By /s/ RICHARD P. BROWN
                                                  ----------------------------
                                                  Name: RICHARD P. BROWN
                                                  Title: Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on August 3, 2004.

         SIGNATURE                                      TITLE

   /s/ RICHARD P. BROWN                   Chief Executive Officer (Principal
---------------------------                       Executive Officer)
     RICHARD P. BROWN

  /s/ DOUGLAS S. NIETHOLD                    Vice President, Finance and
---------------------------               Chief Financial Officer (Principal
    DOUGLAS S. NIETHOLD                          Accounting Officer)


    /s/ MARTIN HIRSCH*                                 Director
---------------------------
       MARTIN HIRSCH

  /s/ JOHN P. SALDARELLI*                              Director
---------------------------
    JOHN P. SALDARELLI

  /s/ MICHAEL L. ASHNER*                               Director
---------------------------
     MICHAEL L. ASHNER

     /s/ HAROLD FIRST*                                 Director
---------------------------
       HAROLD FIRST

/s/ AUGUSTE E. RIMPEL, JR.*                            Director
---------------------------
  AUGUSTE E. RIMPEL, JR.



----------------------------------------------------------
*By:   /s/ RICHARD P. BROWN
       ---------------------------------------------------
       RICHARD P. BROWN, as Attorney-in-Fact

    Exhibit
    Number                         Description of documents

     3.1** Certificate of Incorporation of Atlantic Coast Entertainment Holdings, Inc., filed October 31, 2003 (Incorporated herein by reference to Annex A to the proxy statement and prospectus, which is a part of this registration statement).

     3.2**     Certificate of Formation of ACE Gaming, LLC, filed November 5,
               2003.

     3.3** By-Laws of Atlantic Holdings (Incorporated herein by reference to Annex B to the proxy statement and prospectus, which is a part of this registration statement).

     4.1**     Specimen form of Atlantic Holdings' Common Stock certificate.

     4.2** Operating Agreement of ACE Gaming, dated November 5, by Atlantic Holdings.

     4.3** Amended and Restated Indenture, dated as of October 12, 2001, among GB Property Funding Corp., as issuer, GB Holdings, Inc. and Greate Bay Hotel and Casino, Inc., as guarantors, and Wells Fargo Bank Minnesota, National Association, as trustee (Incorporated herein by reference to Annex E to the proxy statement and prospectus, which is a part of this registration statement).

     4.4 Amendment No.1 to Amended and Restated Indenture, dated as of July 22, 2004, among GB Property, as issuer, GB Holdings and Greate Bay Hotel, as guarantors, and Wells Fargo Bank, National Association, as trustee, and Form of Second Amended and Restated Indenture, dated as of July 22, 2004, among GB Holdings, as obligor, and Wells Fargo Bank, National Association, as trustee.

     4.5 Second Amended and Restated Indenture, dated as of July 22, 2004, among GB Holdings, as obligor, and Wells Fargo Bank, National Association, as trustee.

     4.6 Indenture, dated as of July 22, 2004, among Atlantic Holdings, as issuer, ACE Gaming, as guarantor, and Wells Fargo Bank, National Association, as trustee.

     4.7 Warrant Agreement, dated as of July 22, 2004, between Atlantic Holdings and American Stock Transfer and Trust Company.

     4.8 Registration Rights Agreement, dated as of July 22, 2004, between Atlantic Holdings and the Signatories listed therein.

     5.1**     Opinion of Katten Muchin Zavis Rosenman.

     8.1**     Form of Tax Opinion of Katten Muchin Zavis Rosenman.

    10.1 Contribution Agreement, dated as of July 22, 2004, among GB Holdings, Greate Bay Hotel, Atlantic Holdings and ACE Gaming

    10.2 Pledge and Security Agreement, dated as of July 22, 2004, among Atlantic Holdings, ACE Gaming and certain subsidiaries of Atlantic Holdings, as Guarantor, and Wells Fargo Bank, National Association, as trustee.

    10.3 Assignment of Leases, dated as of July 22, 2004, between ACE Gaming and Wells Fargo Bank, National Association.

    10.4 Mortgage, Fixture Filing and Security Agreement, dated as of July 22, 2004, between ACE Gaming and Wells Fargo Bank, National Association.

    10.5** Commitment Letter from Ealing Corp. to GB Holdings, dated as of January 30, 2004.

    10.6**     Letter from GB Holdings to Ealing Corp. dated as of March 23,
               2004.

    10.7**     Letter from GB Holdings to Ealing Corp. dated as of April 20,
               2004.

    12.1**     Statement regarding computation of ratios.

    21.1**     List of Subsidiaries of Atlantic Holdings.

    23.1**     Consent of Independent Registered Public Accounting Firm.

    23.2**     Opinion of Katten Muchin Zavis Rosenman (included in Exhibit
               5.1).

    24.1**     Powers of Attorney.

    99.1** Opinion of Libra Securities, LLC (Incorporated herein by reference to Annex H to the proxy statement and prospectus, which is a part of this registration statement).

--------------

**     Previously filed.